UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 13, 2010

Pizza Inn, Inc.
(Exact name of registrant as specified in its charter)

Missouri	0-12919	47-0654575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3551 Plano Parkway, The Colony, Texas	75056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (469) 384-5000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition

On September 16, 2010, Pizza Inn, Inc. issued a press release discussing financial results of its fiscal year ended June 27, 2010, a copy of which is attached as Exhibit 99.1 hereto.

ITEM 8.01 Other Events

The Consolidated Statements of Operations included in the press release issued September 16, 2010 inadvertently reflected litigation costs of $446,000 for fiscal year 2010 which were properly characterized as general and administrative expenses in the Company’s Consolidated Statements of Operations included in its Annual Report on Form 10-K for the year ended June 27, 2010, filed on September 16, 2010.  A copy of the correct Consolidated Statements of Operations is attached as Exhibit 99.2 hereto.

ITEM 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit
Number	Description
99.1	Pizza Inn, Inc. press release dated September 16, 2010.

99.2.	Pizza Inn, Inc. Consolidated Statements of Operations for the fiscal years ended June 27, 2010 and June 28, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pizza Inn, Inc.

Date: September 21, 2010	By:	/s/ Charles R. Morrison
Charles R. Morrison, President
and Chief Executive Officer